Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ABIOMED, Inc. (the “Company”) for the year ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned President and Chief Executive Officer and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to Section 1350 of Chapter 63 of title 18 of the United States Code (18 U.S.C. 1350), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ MICHAEL R. MINOGUE	/S/ MICHAEL J. TOMSICEK
Michael R. Minogue	Michael J. Tomsicek
President and Chief Executive Officer	Vice President, Chief Financial Officer
Date: May 26, 2016	Date: May 26, 2016